UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Brookfield Asset Management Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

Brookfield Place

225 Liberty Street, 8th Floor

New York, NY, 10281-1048

(Address of Principal Executive Offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Brookfield Asset Management Ltd. (“BAM”) held its 2026 Annual and Special Meeting of Shareholders on May 7, 2026 (the “Meeting”).

The tables below set forth the number of votes cast for, against, and withheld for each matter voted upon by BAM’s holders of Class A Limited Voting Shares (the “Class A Shares”) and Class B Limited Voting Shares (“Class B Shares”).

1)	Election of Directors. All of the 12 nominees proposed by management for election to BAM’s Board of Directors were nominated for appointment and elected at the Meeting to hold office until the close of the next annual meeting of BAM’s shareholders.

Director Nominee	For	Withheld
Barry Blattman	1,466,816,702 (98.05%)	29,246,506 (1.95%)
Angela F. Braly	1,494,995,659 (99.93%)	1,067,549 (0.07%)
Marcel R. Coutu	1,492,713,148 (99.78%)	3,350,060 (0.22%)
Scott Cutler	1,492,536,152 (99.76%)	3,527,056 (0.24%)
Bruce Flatt	1,470,142,580 (98.27%)	25,920,628 (1.73%)
Oliva (Liv) Garfield	1,472,271,618 (98.41%)	23,791,590 (1.59%)
Nili Gilbert	1,492,679,497 (99.77%)	3,383,711 (0.23%)
Keith Johnson	1,494,988,309 (99.93%)	1,074,899 (0.07%)
Bruce Karsh	1,469,193,155 (98.20%)	26,870,053 (1.80%)
Brian W. Kingston	1,467,042,784 (98.06%)	29,020,424 (1.94%)
Cyrus Madon	1,464,943,326 (97.92%)	31,119,882 (2.08%)
Diana Noble	1,492,698,060 (99.78%)	3,365,148 (0.22%)

2)	Appointment of External Auditor. The resolution to reappoint Deloitte LLP as the external auditor of BAM to hold office until the next annual meeting of BAM’s shareholders and to authorize the directors to fix the remuneration to be paid to the external auditor was approved by the majority of both the holders of Class A Shares and Class B Shares.

For	Withheld	Total
1,507,946,106 (99.96%)	662,040 (0.04%)	1,508,608,146 (100%)

3)	Say on Pay Resolution. The resolution passing an advisory resolution on BAM’s Approach to Executive Compensation was approved by the majority of the holders of Class A Shares.

For	Against	Total
1,486,553,640 (99.36%)	9,509,559 (0.64%)	1,496,063,199 (100%)

4)	Adoption of a New Management Share Option Plan. The resolution approving the new Management Share Option Plan, as set out in the Management Information Circular dated March 23, 2026 (the “Circular”), was approved by the majority of both the holders of Class A Shares and Class B Shares.

For	Against	Total
1,488,900,909 (99.52%)	7,162,291 (0.48%)	1,496,063,200 (100%)

5)	Approval of Amendments to Escrowed Stock Plan. The resolution approving amendments to the Escrowed Stock Plan, as set out in the Circular, was approved by the majority of both the holders of Class A Shares and Class B Shares.

For	Against	Total
1,489,518,171 (99.56%)	6,545,800 (0.44%)	1,496,063,971 (100%)

Item 8.01	Other Events.

On May 8, 2026, BAM issued a press release announcing the results of the Meeting and director elections. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026

Brookfield Asset Management Ltd.

By:	/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory
and Corporate Secretary